UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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DIFFERENTIAL BRANDS GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On October 17, 2016, Differential Brands Group Inc. (the “Company,” “we” or “us”) filed its definitive proxy statement for the Company’s upcoming 2016 annual meeting of stockholders (the “Annual Meeting”) with the U.S. Securities Exchange Commission (the “SEC”) including a notice of the Annual Meeting, definitive proxy statement and proxy card for the Annual Meeting (the “Proxy Statement”).

These additional proxy materials are filed with the SEC and made available to our stockholders solely to amend and supplement certain information in Proposal No. 2 to the Proxy Statement entitled “Proposal No. 2 — To adopt the Differential Brands Group, Inc., 2016 Stock Incentive Compensation Plan and to approve the material terms of the performance goals of the Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended” (“Proposal No. 2”) and Annex A to the Proxy Statement entitled “Differential Brands Group, Inc., 2016 Stock Incentive Compensation Plan”. This supplement to the Proxy Statement (the “Supplement”) is being filed with the SEC on October 26, 2016 and should be read in conjunction with the Proxy Statement.

These amendments to Proposal No. 2 and the Differential Brands Group 2016 Stock Incentive Compensation Plan (the “2016 Plan”) were made solely to clarify Proposal No. 2 and the 2016 Plan. A copy of the 2016 Plan, as so amended, is attached to the Supplement as Appendix A.

Except as supplemented by the information contained herein, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote in person or by proxy at the Annual Meeting. Capitalized terms used but not otherwise defined in these additional proxy materials have the meanings ascribed to them in the Proxy Statement. To the extent the information herein differs from or updates information contained in the Proxy Statement, the information herein is more current. You may access the Company’s filings through the website maintained by the SEC at http://www.sec.gov.

Supplemental Disclosures Concerning Proposal No. 2

The supplemental disclosures concerning Proposal No. 2 are made to clarify that awards to our Chief Executive Officer may be granted as disclosed in the Proxy Statement under “Employment Contracts and Termination of Employment and Change in Control Arrangements” and as previously disclosed in the Company’s prior public filings with the SEC such that our Chief Executive Officer may receive up to 433,764 RSUs and 347,011 PSUs pursuant to the Buckley Employment Agreement following approval of the 2016 Plan.

Accordingly, the following replaces the disclosure concerning Proposal No. 2 on page 35 of the Proxy Statement:

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PROPOSAL NO. 2 — TO ADOPT THE DIFFERENTIAL BRANDS GROUP INC. 2016 STOCK INCENTIVE COMPENSATION PLAN AND TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE 2016 PLAN UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

Background of the Proposal

The Board of Directors proposes that stockholders approve the 2016 Plan, which was unanimously adopted by our Board on October 5, 2016. The 2016 Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other equity-based awards and cash awards to employees and consultants of the Company and its affiliates and nonemployee directors of the Company. The Board of Directors believes that the adoption of the 2016 Plan is necessary in order to allow the Company to continue to attract, retain and motivate employees, to enhance long-term performance and competitiveness of the Company and its affiliates and to further align the interests of our employees and non-employee directors with those of our stockholders.

The 2016 Plan is designed to comply with the requirements of the Section 162(m) of Internal Revenue Code (“Section 162(m)”). Section 162(m) limits our tax deduction for expenses in connection with compensation for our Chief Executive Officer and certain other most highly-compensated executive officers for any fiscal year to the extent that the compensation of such person exceeds $1 million during such fiscal year, excluding compensation that qualifies as

“performance-based compensation.” Section 162(m) provides that in order for compensation to be treated as qualified performance-based compensation, the material terms of the 2016 Plan pursuant to which the performance-based compensation is paid must be disclosed to and approved periodically by our stockholders. The material terms subject to stockholder approval include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria upon which the performance goal is based; and (iii) the maximum amount of compensation to be paid during a specified period.

These material terms are described below. Certain of our executive officers are eligible to receive annual cash incentive and long term equity awards under the 2016 Plan and have an interest in the passage of this Proposal no. 2. We generally intend that awards made under the 2016 Plan to our executive officers will be eligible for treatment as performance-based compensation under Section 162(m). However, our Board of Directors and Compensation and Stock Option Committee retains discretion to approve annual, long-term or other compensation arrangements under the 2016 Plan that may not permit such compensation to qualify for tax deductibility under Section 162(m). In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.

Material Terms of the 2016 Plan

General. The 2016 Plan permits the granting of any or all of the following types of awards: (i) nonqualified stock options; (ii) incentive stock options (iii) stock appreciation rights (“SARs”); (iv) restricted stock; (v) RSUs; (vi) performance compensation awards; (vii) other stock-based awards; (viii) dividend equivalents; and (ix) cash-based awards. The maximum number of shares that may be issued with respect to awards granted under the 2016 Plan is 3,529,109 (subject to adjustment in accordance with the provisions described under caption “Adjustments Upon Certain Events” below).

The aggregate number of shares treated as issued under the 2016 Plan at any time shall equal only the number of shares issued upon exercise or settlement of an award. Shares underlying awards that are forfeited, cancelled, terminated or expire unexercised, or settled in cash in lieu of issuance of shares, shall be available for issuance pursuant to future awards to the extent that such shares are forfeited, repurchased or not issued under any such award. Any shares tendered to pay the exercise price of an option or other purchase price of an award, or withholding tax obligations with respect to an award, shall be available for issuance pursuant to future awards. In addition, if any shares subject to an award are not delivered to a participant because (i) such shares are withheld to pay the exercise price or other purchase price of such award, or withholding tax obligations with respect to such award (or other award), or (ii) a payment upon exercise of an SAR is made in shares, the number of shares subject to the exercised or purchased portion of any such award that are not delivered to the participant shall be available for issuance pursuant to future awards.

Subject to adjustment as provided in the 2016 Plan, the maximum number of shares with respect to which awards may be granted to any participant in any calendar year may not exceed 500,000 shares; provided, however, as described in this Proxy Statement under “Employment Contracts and Termination of Employment and Change in Control Arrangements” and as previously described in the Company’s prior public filings with the SEC such that the CEO may receive up to 433,764 RSUs and 347,011 PSUs pursuant to the Buckley Employment Agreement following approval of the 2016 Plan. The maximum cash amount payable to any participant pursuant to any cash-based award granted to a participant in any calendar year and that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code may not exceed $1,500,000.

Eligibility. Current and prospective employees, non-employee directors and consultants of the Company and its affiliates are eligible to receive awards under the 2016 Plan selected by the Compensation and Stock Option Committee or any other committee designated by our Board. Approximately 400 employees are currently eligible to participate in the 2016 Plan.

Administration. The 2016 Plan is administered by the Compensation and Stock Committee of the Board of Directors or by any other committee designated by the Board of Directors (the “Administering Committee”). Such committee determines the persons who are eligible to receive awards, the number of shares subject to an award and the terms and conditions of such awards. The Administering Committee has the authority to interpret the provisions of the 2016 Plan and of any awards granted thereunder and to waive or amend the terms or conditions of awards granted under the 2016 Plan. Further, the Administering Committee establishes performance measures in connection with awards, including “qualified performance awards” (as defined below).

Adjustments upon Certain Events. If the outstanding Company shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any divided, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to acquire shares or other securities of the Company, or other similar corporate transaction or event, or other unusual or nonrecurring events affecting the Company or an affiliate, such that in any case an adjustment is determined by the Administering Committee in its sole discretion to be necessary or appropriate, then the Administering Committee shall make any such adjustments in such manner as it may deem equitable to the shares available for issuance under the 2016 Plan, the shares subject to outstanding awards and the grant or exercise price of outstanding awards.

Except to the extent otherwise provided in an award agreement, in the event of a “change in control” (as defined in the 2016 Plan), the Administering Committee may, in its discretion, provide that, with respect to all or any portion of a particular outstanding award or awards, (i) any outstanding option, SAR or other award (as applicable) that is not then exercisable shall immediately become exercisable as to all or any portion of the shares covered thereby as of a time prior to the “change in control”; (ii) all or any portion of the restrictions applicable to any outstanding award shall immediately lapse as of a time prior to the “change in control” (including a waiver of any applicable performance goals); (iii) performance periods in effect on the date the “change in control” occurs shall end on such date, and (A) determine the extent to which performance goals or other performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the participant to receive partial or full payment of awards for each such performance period based upon the Administering Committee’s determination of the degree of attainment of the performance goals or other performance goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Administering Committee; (iv) awards previously deferred shall be settled in full as soon as practicable; (v) any outstanding awards shall be adjusted, substituted, converted, settled and/or terminated as the Administering Committee, in its discretion, deems appropriate and consistent with the 2016 Plan’s purposes; and (vi) with respect to any options having a per share exercise price equal to, or in excess of, the fair market value of a share, such options shall be canceled and terminated without any payment or consideration therefor.

Stock Options. Stock options awarded may be in the form of either nonqualified stock options or incentive stock options, or a combination of the two, at the discretion of the Administering Committee. The 2016 Plan provides that the option price pursuant to which shares of our common stock may be purchased shall be determined by the Administering Committee, but shall not be less than the fair market value of our shares of common stock on the date the option is granted. The term of each option shall be determined by the Administering Committee, but no incentive stock option shall be exercisable more than ten years after the date of grant. The exercise price for shares under a stock option may be paid by one or more of the following methods, as approved by the Administering Committee or in the award agreement: (i) in cash, check or cash equivalents; (ii) by delivery of shares already owned that were purchased on the open market or that have been held for at least six months that have a fair market value equal to the aggregate exercise price; (iii) by a broker-assisted cashless exercise procedure; (iv) by having shares withheld that have a fair market value equal to the aggregate exercise price; or (v) by any other means that the Administering Committee approves.

In general, unvested stock options are forfeited when a participant terminates employment or service with the Company or its affiliates. In addition, under the 2016 Plan, if a participant terminates service or employment with the Company or any of its affiliates as a result of disability or death, the stock option will remain exercisable with respect to the number of shares as to which it was vested on the date of such termination until the earlier of the expiration date and the date that is one year or three years, respectively from the date of termination, unless the award agreement expressly provides for a different expiration date. If a participant terminates service or employment with the Company or any of its affiliates for cause, any stock option held by such individual (whether vested or unvested) will be immediately forfeited. If a participant terminates service or employment with the Company or any of its affiliates for any other reason, the stock option will remain exercisable with respect to the number of shares as to which it was vested on the date of such termination and will expire on the earlier of the expiration date and the date that is 90 days following the date of such termination, unless the award agreement expressly provides for a different expiration period. The aggregate fair market value on the date of grant of the shares with respect to which incentive stock options first become exercisable during any calendar year for any participant may not exceed $100,000.

Incentive stock options may not be transferred by a participant other than by will or the laws of descent and distribution and may be exercised only by a participant, unless the participant is deceased. In general, similar transfer restrictions apply to nonqualified stock options, except that, in the case of nonqualified stock options, the Administering Committee has the discretion to permit a participant to transfer a nonqualified stock option to another individual. Any nonqualified stock option so transferred will be subject to the same terms and conditions of the original grant and may be exercised by the transferee only to the extent the stock option would have been exercisable by the participant had no transfer occurred.

Stock Appreciation Rights. The Administering Committee has the authority under the 2016 Plan to grant SARs. An SAR is an award that gives the participant the right to benefit from appreciation in the value of shares over the grant price established in the award. The terms and conditions of an SAR are specified in the award agreement. If and when payable, the appreciation may be paid in cash, shares of common stock or such other form or combination of forms of payout, at times and upon conditions as determined at the discretion of the Administering Committee. SARs will be subject to the terms and conditions specified in the award agreement. SARs granted in connection with an option will be granted at the time of grant of the option. SARs granted in connection with an option are subject to the same terms and conditions as the related option and are exercisable only at such times and to such extent as the related option is exercisable. The grant price of SARs must generally be at least equal to the fair market value of the common stock on the date of grant. Under the 2016 Plan, an SAR is generally treated in the same manner as a stock option on termination of employment.

No Repricing. No option or SAR may be repriced, regranted through cancellation, including cancellation in exchange for cash or other awards, or otherwise amended to reduce its option price or exercise price (other than with respect to adjustments made in connection with a transaction or other change in the Company’s capitalization as described in the provisions described below under “Adjustments Upon Certain Events”) without the approval of the stockholders of the Company.

Restricted Stock and Restricted Stock Units. In general, restricted stock is an award of shares granted to a participant that is subject to vesting conditions and restrictions on transfer for a period of time. An RSU provides for the issuance of shares or cash to its holder following the vesting date or dates associated with the award. If an RSU is settled in cash, the award holder will be entitled to payment equal to the fair market value of the shares subject to such awards on the date the award vests, less applicable withholding taxes. Holders of RSUs are not entitled to any privileges of ownership of the shares of common stock underlying their RSUs until the underlying shares are actually delivered to them following vesting of the RSUs. Unless otherwise provided in the applicable award agreement, unvested restricted stock and unvested RSUs are forfeited when a holder terminates employment or service with the Company or its affiliates.

Other Stock-Based Awards. The Administering Committee may grant other types of equity-based or equity-related awards not otherwise described above in such amounts and subject to such terms and conditions, as the Administering Committee shall determine as set forth in the applicable award agreement. Such other stock-based awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Dividend Equivalents. Dividend equivalents will be subject to the terms and conditions specified in an award agreement. The award agreement may provide for the dividend equivalents to be paid in cash or deemed reinvested in additional shares. Dividend equivalents may be settled in cash and/or shares. In addition, if the dividend equivalents are awarded as a component of another award, the Administering Committee, in its sole discretion, may subject the dividend equivalents to the same terms and conditions that apply to such award.

Cash-Based Awards. Cash-based awards may be granted to participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Administering Committee. A cash-based award entitles the participant who receives such award to receive a payment in cash upon the attainment of applicable performance goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Administering Committee.

Performance Compensation Awards. Restricted stock awards, restricted stock units, other stock-based awards and cash-based awards subject to performance conditions may, in the Administering Committee’s discretion, be structured to qualify as performance-based compensation that is exempt from the deduction limitations of section 162(m), as described under “Certain Federal Income Tax Consequences” below (referred to in this summary as “performance compensation awards”). These performance compensation awards will be conditioned on the achievement by the Company or its affiliates, divisions or operational units, or any combination of the foregoing, of objectively determinable performance goals, based on one or more of the following performance measures, over a specified performance: (i) net earnings or net income (before or after interest, taxes and/or other adjustments); (ii) basic or diluted earnings per share (before or after interest, taxes and/or other adjustments); (iii) book value per share; (iv) net revenue or revenue growth; (v) net interest margin; (vi) operating profit (before or after taxes); (vii) profit growth; (viii) profit-related return ratios; (ix) return on assets, equity, capital, revenue, investment or similar measure; (x) cash flow (including operating cash flow and free cash flow); (xi) share price (including growth measures and total stockholder return); (xii) working capital; (xiii) expense targets; (xiv) margins; (xv) operating efficiency; (xvi) measures of economic value added; (xvii) asset quality; (xviii) asset growth; (xix) employee retention; (xx) attainment of strategic or operational initiatives; (xxi) enterprise value; (xxii) dividend payout ratios; (xxiii) dividend yield; (xxiv) market share, mergers, acquisitions, or sales of assets; (xxv) revenue per employee; (xxvi) employee satisfaction/engagement; (xxvii) customer satisfaction; or (xviii) any combination of the foregoing that are selected by the Administering Committee.

These performance measures may be used on an absolute or relative basis or may be compared to the performance of a selected group of comparison companies, a published or special index or various stock market indices. No more than 500,000 shares of common stock may be earned in respect of performance compensation awards granted to any one participant for a single fiscal year during a performance period (or, in the event the award is settled in cash, other securities, other awards or other property, no more than the fair market value of that number of shares, calculated as of the last day of the performance period to which the award relates). If a performance compensation award is not denominated in shares of common stock, the maximum amount that can be paid to any one participant in any one fiscal year in respect of that award is $1,500,000.

The Administering Committee will, within the first 90 days of the performance period, define in an objective fashion the manner of calculating the performance measures and performance goals it selects to use for the performance period. After the end of the performance period, the Administering Committee will determine and certify in writing the extent to which the performance goals have been achieved and the amount of the performance compensation award to be paid to the participant. The Administering Committee may, in its discretion, reduce or eliminate, but may not increase, the amount of a performance compensation award otherwise payable to a participant. The Administering Committee may not waive the achievement of performance goals applicable to these awards (except in the case of the participant’s death, disability or a change in control of the Company). Subject to the limitations of Section 162(m), the Administering Committee may adjust or modify the calculation of a performance goal based on and to appropriately reflect the following events: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other rules affecting the results, (iv) any reorganization or restructuring, (v) the cumulative effect of changes in accounting principles, (vi) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement), (vii) acquisitions, divestitures or discontinued operations, (viii) gains or losses on refinancing or extinguishment of debt, (ix) foreign exchange gains and losses, (x) a change in the Company’s fiscal year (xi) any other specific unusual events, or objectively determinable category thereof, or (xii) any other specific nonrecurring events, or objectively determinable category thereof.

Non-employee Director Awards Maximum. No non-employee director of the Company may be granted one or more awards within any fiscal year of the Company, solely with respect to service as a director, that exceed $1,500,000 in aggregate value of cash-based and other awards, with such value determined by the Administering Committee as of the date of grant of the awards.

Amendments to the 2016 Plan. The Board of Directors may, subject to stockholder approval to the extent necessary and desirable to comply with applicable legal and regulatory requirements, at any time amend, alter, suspend, or terminate the 2016 Plan or award agreements granted thereunder. However, no amendment, alteration, suspension, or termination may be made that would materially impair the previously accrued rights of any award recipient without the written consent of such recipient, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules. In addition, no amendment may be made to reduce the exercise or grant price of any outstanding stock option or SAR unless approved by the Company’s stockholders.

Transferability. Unless determined otherwise by the Administering Committee, awards granted under the 2016 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution following the recipient’s death, and may be exercised during the lifetime of the award recipient, only by the award recipient. Each award holder may, from time to time, on a form approved by the Administering Committee name any beneficiary or beneficiaries who shall be permitted to exercise his or her stock option or SAR or to whom any benefit under the 2016 Plan is to be paid in case of the participant’s death before he or she fully exercises his or her stock option or SAR or receives any or all of such benefit.

Participants Based Outside of the United States. The Administering Committee may grant awards to eligible individuals who are non-United States nationals, who reside outside the United States, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the 2016 Plan to foster and promote achievement of the purposes of the 2016 Plan and comply with those non-United States legal or regulatory provisions.

Effectiveness. The 2016 Plan will become effective upon approval by the stockholders at the Annual Meeting.

Federal Income Tax Consequences. The following is a brief summary of the principal U.S. federal income tax consequences of certain awards under the 2016 Plan, under current United States federal income tax laws. This summary is not intended to constitute tax advice and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

A participant who is granted a nonqualified stock option will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the fair market value of the stock on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the stock for income tax purposes equal to the amount paid for the stock plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such stock, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such stock.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

Upon exercise of an SAR, a participant will recognize taxable income in the amount of the aggregate cash received. A participant who is granted unrestricted shares will recognize ordinary income in the year of grant equal to the fair market value of the shares received. In either such case, the Company will be entitled to an income tax deduction in the amount of such income recognized by the participant.

A participant will not recognize any income at the time an award of restricted stock, restricted stock units or other stock-based award is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on shares of restricted stock lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. A participant may, however, elect within 30 days after receiving an award of restricted stock to recognize ordinary income in the year of receipt of the award, instead of the year of vesting, equal to the excess of the fair market value of the shares on the date of receipt over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of RSUs, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. With respect to awards of restricted stock, restricted stock units and other stock-based awards, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

With respect to cash-based awards, the participant generally will recognize ordinary income, and we will receive a corresponding tax deduction, at the time the cash is paid. With certain exceptions, Section 162(m) limits deduction for compensation in excess of $1,000,000 paid to certain “covered employees” whose compensation is reported in the Summary Compensation Table included in the Company’s annual proxy statements. However, compensation paid to such employees will not be subject to such deduction limitation if it is considered “qualified performance-based compensation” (within the meaning of Section 162(m), which, among other requirements, requires stockholder approval of the performance measures available under a plan). Notwithstanding the adoption of the 2016 Plan by stockholders, we reserve the right to pay our employees, including recipients of awards under the 2016 Plan, amounts that may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code. In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.

Other. The amounts that will be received by participants in the future under the 2016 Plan are not yet determinable, as awards are at the discretion of the Administering Committee.

The above is only a brief summary of the material terms of the 2016 Plan, and does not describe all the terms of the 2016 Plan. This summary is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the 2016 Plan, attached to this Proxy Statement as Annex A. Any capitalized terms that are used but not defined in this summary have the meaning as defined in the 2016 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE 2016 PLAN AND THE APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE 2016 PLAN UNDER SECTION 162(M) FOR THE REASONS OUTLINED ABOVE.

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Supplemental Disclosures Concerning Annex A to the Proxy Statement

The following two changes to the 2016 Plan have been made:

(1)         Section 2(s) of the Plan is hereby revised as follows.  New text is shown below as underlined.

“Eligible Individual” means any Employee, Non-Employee Director or Consultant, and any prospective Employee or Consultant who has accepted an offer of employment or consultancy from the Company or an Affiliate.

(2)         Section 4(a) of the Plan is hereby revised as follows.  New text is shown below as underlined.

Number of Shares Available for Issuance.  The shares of stock subject to Awards granted under the Plan shall be Shares.  Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing.  Subject to adjustment as provided in Section 4(e), the total number of Shares that may be issued pursuant to Awards under the Plan shall be 3,529,109 Shares.  The maximum number of Shares as to which Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards and Dividend Equivalents, that are, in each case, subject to the achievement of Performance Goals and intended to be “qualified performance-based compensation” under Section 162(m) of the Code, may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000 Shares (as adjusted pursuant to the provisions of Section 4(e)). Limitations on Options, SARS and Cash-Based Awards have been set forth in Sections 6(a), 7(a) and 11(a), respectively. In addition, subject to adjustment as provided in Section 4(e), the maximum number of Shares with respect to which Awards may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000 Shares (other than the CEO who may be granted awards currently contemplated under his employment agreement with the Company dated as of January 28, 2016).

The changes set forth above are the only changes to the Proxy Statement for the Annual Meeting. Otherwise, the Proxy Statement as filed with the SEC and previously delivered to holders of record of our common stock as of the close of business on October 5, 2016 remains unchanged.

Appendix A

DIFFERENTIAL BRANDS GROUP, INC.,
2016 STOCK INCENTIVE COMPENSATION PLAN

1.     Establishment; Effective Date; Purposes; and Duration.

(a)                                 Establishment of the Plan; Effective Date.  Differential Brands Group, Inc., a Delaware corporation (the “Company”), hereby establishes this incentive compensation plan to be known as the “Differential Brands Group, Inc., 2016 Stock Incentive Compensation Plan,” as set forth in this document (the “Plan”).  The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards, Dividend Equivalents and Cash-Based Awards.  The Plan was adopted on October 5, 2016 by the Company’s Board of Directors, subject to the approval by the shareholders of the Company at the 2016 Annual Meeting of Shareholders on November 7, 2016 and shall only become effective upon the date on which the Plan is approved by the shareholders of the Company (“Effective Date”).  The Plan shall remain in effect as provided in Section 1(c).

(b)                                 Purposes of the Plan.  The purposes of the Plan are:  (i) to enhance the Company’s and the Affiliates’ ability to attract highly qualified personnel; (ii) to strengthen their retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company and the Affiliates; and (iv) to align the interests of Plan participants with those of the Company’s shareholders.  To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards, Dividend Equivalents and Cash-Based Awards.

(c)                                  Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend, suspend or terminate the Plan at any time pursuant to Section 16, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions.  However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

2.     Definitions.

Certain terms used herein have the definitions given to them in the first instance in which they are used.  In addition, for purposes of the Plan, the following terms are defined as set forth below:

(a)                                 “Affiliate” means (i) any Subsidiary; (ii) any Person that directly or indirectly controls, is controlled by or is under common control with the Company; and/or (iii) to the extent provided by the Committee, any Person in which the Company has a significant interest.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(b)                                 “Applicable Exchange” means the Nasdaq Stock Exchange or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Common Stock.

(c)                                  “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards, Dividend Equivalents and Cash-Based Awards.

(d)                                 “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(e)                                  “Board” or “Board of Directors” means the Board of Directors of the Company.

(f)                                   “Cash-Based Award” means an Award, whose value is determined by the Committee, granted to a Participant, as described in Section 11.

(g)                                  “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause:  (A) commission of (1) a felony (or its equivalent in a non-United States jurisdiction) or (2) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company or an Affiliate or that legally prohibits the Participant from working for the Company or any Affiliate; (B) breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s duties to the Company and the Subsidiaries and Affiliates; (C) dishonesty in the course of fulfilling the Participant’s employment duties; (D) any material breach by the Participant of any provision of any agreement or understanding between the Company or an Affiliate and the Participant regarding the terms of the Participant’s service as an Employee, Director or Consultant of the Company or an Affiliate, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Director or Consultant of the Company or an Affiliate, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality or other restrictive covenant agreement or similar agreement between the Company or an Affiliate and the Participant; (E) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate; or (F) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement.

(h)                                 “Change in Control” shall be as defined in an Award Agreement.  In the event that an Award Agreement does not define “Change in Control” it shall mean the occurrence of any of the following:

(i)                             Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(h), the following acquisitions shall not constitute a Change in Control:  (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (iii) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(h)(iii)(A) and 2(h)(iii)(B);

(ii)                          Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)                       Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Affiliate, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any Affiliate (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business

Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)                      Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(i)                                     “Change in Control Price” means the price per share offered in respect of the Common Stock in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined by the Board or the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the average Fair Market Value of a Share on the 30 trading days immediately preceding the date on which a Change in Control occurs, provided that if the use of such average Fair Market Value in respect of a particular Award would cause an additional tax to be due and payable by the Participant under Section 409A of the Code, the Board or Committee shall determine the Change in Control Price in respect of such Award in a manner that does not have such result.

(j)                                    “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(k)                                 “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

(l)                                     “Common Stock” means common stock, par value $0.001 per share, of the Company.  In the event of any adjustment pursuant to Section 4(e), the stock or security resulting from such adjustment shall be deemed to be Common Stock within the meaning of the Plan.

(m)                             “Consultant” means a consultant, advisor or other independent contractor who is a natural person and performs services for the Company or an Affiliate in a capacity other than as an Employee or Director.

(n)                                 “Director” means any individual who is a member of the Board of Directors of the Company.

(o)                                 “Disability” means (i) “Disability” as defined in the applicable Award Agreement, or any Individual Agreement, to which the Participant is a party, or (ii) if clause (i) does not apply, (A) permanent and total disability as determined under the Company’s, or an Affiliate’s, long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant, “disability” as determined by the Committee (in each case, to the extent applicable to any Award, as determined consistent with Sections 22(e)(3) or 409A(a)(2)(C) of the Code).

(p)                                 “Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Affiliate) or a sale of a division of the Company or an Affiliate.

(q)                                 “Dividend Equivalent” means with respect to an Award in which no dividends are paid with respect to the Shares subject to the Award, a right to receive the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to the Award if such Shares were beneficially owned by the Participant, as provided under Section 10.

(r)                                    “Effective Date” shall have the meaning ascribed to such term in Section 1(a).

(s)                                   “Eligible Individual” means any Employee, Non-Employee Director or Consultant, and any prospective Employee or Consultant who has accepted an offer of employment or consultancy from the Company or an Affiliate.

(t)                                    “Employee” means any person designated as an employee of the Company and/or an Affiliate on the payroll records thereof.  An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or an Affiliate during such period.  For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2(t) shall be considered an Employee for purposes of the Plan.

(u)                                 “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(v)                                 “Fair Market Value” means, if the Common Stock is listed on a national securities exchange, as of any given date, the closing price for the Common Stock on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select.  If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion.

(w)                               “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

(x)                                 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7.

(y)                                 “Good Reason” means, unless otherwise provided in an Award Agreement, (i) “Good Reason” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason:  (A) a material reduction by the Company or an Affiliate in the Participant’s rate of annual base salary from that in effect immediately prior to the Change in Control; (B) a material reduction by the Company or an Affiliate in the Participant’s annual target bonus opportunity from that in effect immediately prior to the Change in Control; or (C) the Company or an Affiliate requires the Participant to change the Participant’s principal location of work to a location that is in excess of fifty (50) miles from the location thereof immediately prior to the Change in Control.  Notwithstanding the foregoing, a Termination of Service of a Participant for Good Reason shall not have occurred unless (i) the Participant gives written notice to the Company or an Affiliate, as applicable, of Termination of Service within thirty (30) days after the Participant first becomes aware of the occurrence of the circumstances constituting Good Reason, specifying in reasonable detail the circumstances constituting Good Reason, and (ii) the Company or the Affiliate, as the case may be, has failed within thirty (30) days after receipt of such notice to cure the circumstances constituting Good Reason. For the avoidance of doubt, unless otherwise specifically provided in any applicable Award Agreement, for purposes of this Plan, Good Reason shall not exist prior to a Change in Control.

(z)                                  “Grant Date” means the later of:  (i) the date on which the Committee (or its designee) by resolution, written consent or other appropriate action selects an Eligible Individual to receive a grant of an Award, determines the number of Shares or other amount to be subject to such Award and, if applicable, determines the Option Price or Grant Price of such Award, provided that as soon reasonably practical thereafter the Committee (or its designee) both notifies the Eligible Individual of the Award and enters into an Award Agreement with the Eligible Individual, or (ii) the date designated as the “grant date” in an Award Agreement.

(aa)                          “Grant Price” means the price established as of the Grant Date of an SAR pursuant to Section 7 used to determine whether there is any payment due upon exercise of the SAR.

(bb)                          “Incentive Stock Option” means an option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

(cc)                            “Individual Agreement” means an employment, change of control, consulting or similar agreement between a Participant and the Company or an Affiliate that is in effect as of the Grant Date of an Award hereunder.

(dd)                          “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

(ee)                            “New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.

(ff)                              “Non-Employee Director” means a Director who is not an Employee.

(gg)                            “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Section 6 and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

(hh)                          “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

(ii)                                  “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6.

(jj)                                “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

(kk)                          “Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and conditions set forth in Section 9.

(ll)                                  “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

(mm)                  “Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 12 of the Plan.

(nn)                          “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(oo)                          “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the relevant Performance Measures.

(pp)                          “Performance Measure” means any performance criteria or measures as described in Section 12(c) on which the performance goals described in Section 12 for Performance Compensation Awards are based, and which criteria or measures are approved by the Company’s shareholders pursuant to the Plan.

(qq)                          “Performance Period” means the period of time, as determined in the discretion of the Committee, during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

(rr)                                “Period of Restriction” means the period of time during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and/or other restrictions, or, as applicable, the period of time within which performance is measured for purposes of determining whether such an Award has been earned, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, in each case in accordance with Section 8.

(ss)                              “Prior Plan” the Joe’s Jeans Amended and Restated 2004 Stock Incentive Plan.

(tt)                                “Restricted Stock” means an Award of Shares granted to a Participant, subject to the applicable Period of Restriction, pursuant to Section 8.

(uu)                          “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares or cash, subject to the applicable Period of Restriction, granted pursuant to Section 8.

(vv)                          “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

(ww)                      “SEC” means the Securities and Exchange Commission.

(xx)                          “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(yy)                          “Share” means a share of Common Stock (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4(e)).

(zz)                            “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Section 7.

(aaa)                   “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(bbb)                   “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company and/or an Affiliate or with which the Company and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company or an Affiliate, including a transaction described in Code Section 424(a) or Awards granted or Shares issued by the Company in substitution or exchange of an award previously granted by the Company.

(ccc)                      “Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances.  Unless otherwise determined by the Committee, a Termination of Service shall not be considered to have occurred in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to an applicable Company or Affiliate policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates.  Changes in status between service as an Employee, Director, and a Consultant will not constitute a Termination of Service if the individual continues to perform bona fide services for the Company or an Affiliate.  A Participant employed by, or performing services for, an Affiliate or a division of the Company or of an Affiliate shall be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that, in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

3.     Administration.

(a)                                 General.  The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions.  Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee.  If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.

(b)                                 Committee.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.  The Committee shall consist of not less than two (2) “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m). Each such “outside director” will satisfy such other criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.  Appointment of Committee members shall be effective upon their acceptance of such appointment.  Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board.  Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.  The Committee shall keep minutes of its meetings (which may be held telephonically).  A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action.  Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

(c)                                  Authority of the Committee.  The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan.  Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(i)                             select Eligible Individuals who may receive Awards under the Plan and become Participants;

(ii)                          determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(iii)                       determine the sizes and types of Awards;

(iv)                      determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(v)                         grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate;

(vi)                      grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(vii)                   make all determinations under the Plan concerning Termination of Service of any Participant’s employment or service with the Company or an Affiliate, including whether such Termination of Service occurs by reason of Cause, Good Reason, Disability or in connection with a Change in Control, and whether a leave constitutes a Termination of Service;

(viii)                determine whether a Change in Control shall have occurred;

(ix)                      construe, interpret and implement the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

(x)                         establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(xi)                      establish and administer any Performance Goals in connection with any Awards, including related performance goals and performance measures or other performance criteria and applicable performance periods, determine the extent to which any Performance Goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such Performance Goals and other material terms applicable to any Award were in fact satisfied;

(xii)                   construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(xiii)                establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(xiv)               make all valuation determinations relating to Awards and the payment or settlement thereof;

(xv)                  grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(xvi)               amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(xvii)            at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(xviii)         establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(xix)               exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

(d)                                 Award Agreements.  The Committee shall, subject to applicable laws and rules, determine the date an Award is granted.  Each Award granted shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement.  Unless otherwise provided herein, the Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under the Plan or any award granted under any other plan of the Company.  An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (i) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (ii) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award.  The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement. Subject to the other provisions of the Plan, any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.  In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

(e)                                  Discretionary Authority; Decisions Binding.  The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan.  All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its stockholders, any Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.  The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of an Affiliate and such attorneys, consultants and accountants as the Committee may select.  A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

(f)                                   Attorneys; Consultants.  The Committee may consult with counsel who may be counsel to the Company.  The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Eligible Individual, as the Committee deems necessary or appropriate.  The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(g)                                  Delegation of Administration.  Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not (i) delegate to any executive officer of the Company or an Affiliate, or a committee that includes any such executive officer, the Committee’s authority to grant Awards, or the Committee’s authority otherwise concerning Awards, awarded to executive officers of the Company or an Affiliate; (ii) delegate the Committee’s authority to grant Awards to consultants unless any such Award is subject to approval by the Committee; or (iii) delegate its authority to correct defects, omissions or inconsistencies in the Plan.  In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Any such authority delegated or allocated by the Committee under this Section 3(g) shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4.     Shares Subject To The Plan.

(a)                                 Number of Shares Available for Issuance.  The shares of stock subject to Awards granted under the Plan shall be Shares.  Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing.  Subject to adjustment as provided in Section 4(e), the total number of Shares that may be issued pursuant to Awards under the Plan shall be 3,529,109 Shares.  The maximum number of Shares as to which Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards and Dividend Equivalents, that are, in each case, subject to the achievement of Performance Goals and intended to be “qualified performance-based compensation” under Section 162(m) of the Code, may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000 Shares (as adjusted pursuant to the provisions of Section 4(e)). Limitations on Options, SARS and Cash-Based Awards have been set forth in Sections 6(a), 7(a) and 11(a), respectively. In addition, subject to adjustment as provided in Section 4(e), the maximum number of Shares with respect to which Awards may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000 Shares (other than the CEO who may be granted awards currently contemplated under his employment agreement with the Company dated as of January 28, 2016).

(b)                                 Director Award Limits. Subject to any applicable adjustment as provided in Section 4(e), no Non-Employee Director shall be granted one or more Awards within any fiscal year of the Company, solely with respect to service as a Director, that in the aggregate exceed one million five hundred thousand dollars ($1,500,000) in aggregate value of cash-based and other Awards, with such value determined by the Committee and as of the date of grant of the Awards. For purposes of clarification regarding the foregoing limit, Awards granted in previous fiscal years will not count against the Award limits in subsequent fiscal years even if the Awards from previous fiscal years are earned or otherwise settled in fiscal years following the fiscal year in which they are granted.

(c)                                  Prior Plan Awards.  From and after the Effective Date, no further grants or awards shall be made under the Prior Plan; however, grants or awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.

(d)                                 Rules for Calculating Shares Issued.

(i)                                     For purposes of this Section 4, the number of Shares available for issuance under the Plan shall be reduced by one (1) Share for each Share issued pursuant to the exercise of an Option, SAR, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award, Performance Compensation Awards or Dividend Equivalent Award.

(ii)                                  Shares underlying Awards that are (x) forfeited (including any Shares subject to an Award (or any such other award) that are repurchased by the Company due to failure to meet any applicable condition), cancelled, terminated or expired and unexercised, or (y) settled in cash in lieu of issuance of Shares shall be available for issuance pursuant to future Awards, to the extent that such Shares are forfeited, repurchased or not issued under any such Award.

(iii)                               Any Shares tendered to pay the Option Price of an Option or other purchase price of an Award, or withholding tax obligations with respect to an Award, shall be available for issuance pursuant to future Awards.

(iv)                              If any Shares subject to an Award are not delivered to a Participant because (A) such Shares are withheld to pay the Option Price or other purchase price of such Award, or withholding tax obligations with respect to such Award (or other award) or (B) a payment upon exercise of a Stock Appreciation Right is made in Shares, the number of Shares subject to the exercised or purchased portion of any such Award that are not delivered to the Participant shall be available for issuance pursuant to future Awards.

(e)                                  Adjustment Provisions.  Notwithstanding any other provisions of the Plan to the contrary, in the event of (i) any dividend (excluding any ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including a Change in Control) that affects the shares of Common Stock, or (ii) any unusual or nonrecurring events (including a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including any or all of the following:

(i)                                     adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Option Price or Grant Price with respect to any Award or (3) any applicable performance measures;

(ii)                                  providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions (including any Period of Restriction) on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)                               cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in such event), including, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Option Price or Grant Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Option Price or Grant Price equal to, or in excess of, the Fair Market Value of a Share may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (or any successor pronouncement)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  The Committee shall determine any adjustment pursuant to this Section 4(e):  (i) after taking into account, among other things, to the extent applicable, the provisions of the Code and (ii) subject to Section 17(g)(vi).  Any adjustments under this Section 4(e) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable.  Any actions or determinations of the Committee under this Section 4(e) need not be uniform as to all outstanding Awards, nor treat all Participants identically.  All determinations of the Committee as to adjustments, if any, under this Section 4(e) shall be conclusive and binding for all purposes.

(f)                                   No Limitation on Corporate Actions.  The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

5.     Eligibility and Participation.

(a)                                 Eligibility.  Eligible Individuals shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of Incentive Stock Options set forth in Section 6(a)(i).

(b)                                 Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all Eligible Individuals and shall determine the nature and amount of each Award.

6.     Stock Options.

(a)                                 Grant of Options.  Subject to the terms and provisions of the Plan, Options in the form of Incentive Stock Options and Nonqualified Stock Options may be granted to Participants in such number (subject to Section 4), and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided, however, that the maximum number of Shares as to which options (including incentive stock options) may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000Shares (as adjusted pursuant to the provisions of Section 4(e)) .  The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

(i)                                     Incentive Stock Options.  No Incentive Stock Option shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary on the Grant Date of such Option. Any Incentive Stock Option granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. At the time of grant, the Committee will determine (a) whether all or any part of an option granted to an eligible Employee will be an Incentive Stock Option and (b) the number of Shares subject to such Incentive Stock Option; provided, however, that (1) the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any calendar year (under all such plans of the Company and of any subsidiary corporation of the Company) will not exceed $100,000 and (2) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.  The form of any option which is entirely or in part an Incentive Stock Option will clearly indicate that such option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. If an option fails to qualify as an Incentive Stock Option, it shall be treated as a non-qualified stock option.

(b)                                 Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan.

(c)                                  Option Price.  The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option); provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(e), in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

(d)                                 Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine as of the Grant Date and set forth in the Award Agreement; provided that no Incentive Stock Option will be exercisable after the expiration of ten years (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, five years) from the date on which the option is granted. The period of time over which a non-qualified stock option may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such Option the Participant’s exercise of such Option would violate an applicable law (except under circumstances described in the preceding sentence); provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.

(e)                                  Exercise of Options.  Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant.  The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award Agreement, in which case the Shares then issued shall be Shares of Restricted Stock having a Period of Restriction analogous to the exercisability provisions of the Option.  In the event that any portion of an exercisable Option is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the Option is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value of a Share, then on the date that such portion of the Option is scheduled to expire or terminate, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a “net exercise” (as described in Section 6(f)(iii)) and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 17(b)(i)).

(f)                                   Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Section 17.  The Option Price upon exercise of any Option shall be payable to the Company in full by cash, check or such cash equivalent as the Committee may accept.  If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by applicable law, payment of the Option Price, in full or in part, may also be made as follows:

(i)                             Payment may be made in the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that such already owned Shares must have been either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise (or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price).

(ii)                          Payment may be made by means of a broker-assisted “cashless exercise”  pursuant to which a Participant may elect to deliver a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of Share sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes.

(iii)                       Payment may be made by a “net exercise” pursuant to which the Participant instructs the Company to withhold a number of Shares otherwise deliverable to the Participant upon such exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the product of:  (i) the Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised, increased by the amount of any applicable withholding taxes.

(iv)                      Payment may be made by any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6(f) and satisfaction of tax obligations in accordance with Section 17, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 20.  Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

(g)                                  Rights as a Stockholder.  No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

(h)                                 Termination of Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, upon a Participant’s Termination of Service.  The Committee may waive or modify these provisions at any time.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her Termination of Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time period specified in the Award Agreement or below (as applicable), effective as of the date of such Termination of Service or expiration of such time period (as applicable), the Option shall terminate and cease to be exercisable, except as otherwise provided by Section 6(e).  Notwithstanding the foregoing provisions of this Section 6(h) to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service.  Subject to the last sentence of this Section 6(h), a Participant’s Option shall be forfeited upon his or her Termination of Service, except as set forth below:

(i)                             Death.  Upon a Participant’s Termination of Service by reason of death, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the first (1st) anniversary of the date of such death and (B) the expiration date of such Option specified in the applicable Award Agreement.

(ii)                          Disability.  Upon a Participant’s Termination of Service by reason of Disability, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the third (3rd) anniversary of such Termination of Service (or with respect to Incentive Stock Options, the first (1st) anniversary of such Termination of Service) and (B) the expiration date of such Option specified in the applicable Award Agreement.

(iii)                       Cause.  Upon a Participant’s Termination of Service for Cause, any Option held by such Participant shall be forfeited, effective as of such Termination of Service.

(iv)                      Without Cause; Good Reason.  Upon a Participant’s Termination of Service on account of a resignation for Good Reason or by the Company other than for death, Disability or for Cause, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the ninetieth (90th) day following such Termination of Service and (B) the expiration date of such Option specified in the applicable Award Agreement.

(v)                         Death after Termination of Service.  Notwithstanding the above provisions of this Section 6(h), if a Participant dies after such Participant’s Termination of Service, but while his or her Option remains exercisable as set forth above, such Option may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) the expiration date of such Option specified in the applicable Award Agreement, and (B) the last date on which such Option would have been exercisable, absent this Section 6(h)(v).

Notwithstanding the foregoing provisions of this Section 6(h), the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Service; provided, however, that such rules shall be set forth in the applicable Award Agreement.

(i)                   Repricing.  Except as otherwise permitted by Section 4(e), the Committee shall not without the approval of the Company’s shareholders (a) lower the exercise price per Share of an Option after it is granted, (b) cancel an Option when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

7.     Stock Appreciation Rights.

(a)                                 Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee; provided, however that the maximum number of Shares as to which SARs may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000 Shares (as adjusted pursuant to the provisions of Section 4(e)).  The Committee may grant an SAR (i) in connection with, and at the Grant Date of, a related Option (a “Tandem SAR”), or (ii) independent of, and unrelated to, an Option (a “Freestanding SAR”).  The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Section 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

(b)                                 Grant Price.  The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7(b).  The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Freestanding SAR, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(e).  The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

(c)                                  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable.  A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7(g).  An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company.  Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised.  Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option:  (i) the Tandem SAR will expire no later than the expiration of the related Incentive Stock Option; (ii) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem SAR is exercised and the Option Price of the related Incentive Stock Option; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the Incentive Stock Option.

(d)                                 Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement. In the event that any portion of an exercisable Freestanding SAR is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the SAR is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) that would otherwise prohibit exercise of such portion of the SAR and (y) the Grant

Price per Share of such portion of the SAR is less than the Fair Market Value of a Share, then on the date that such portion of the SAR is scheduled to expire or terminate, such portion of the SAR (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 17(b)(i)). The period of time over which a Freestanding SAR may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such SAR the Participant’s exercise of such SAR would violate an applicable law (except under circumstances described in the preceding sentence); provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

(e)                                  Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

(f)                                   Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term of any Tandem SAR shall be the same as the related Option.

(g)                                  Payment of SAR Amount.  An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company.  As soon as practicable following such Notice, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)                             The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(ii)                          The number of Shares with respect to which the SAR is exercised,

after deduction of any tax withholding in accordance with Section 17.

Notwithstanding the foregoing provisions of this Section 7(g) to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR.  At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value as of the date of such exercise, or in some combination thereof.

(h)                                 Repricing.  Except as otherwise permitted by Section 4(e), the Committee shall not without the approval of the Company’s shareholders (a) lower the exercise price per Share of a SAR after it is granted, (b) cancel a SAR when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

(i)                                     Rights as a Stockholder.  A Participant receiving a SAR shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant. Except as otherwise provided in Section 4(e), no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property) for which the record date is before the date the Share certificates are delivered.

(j)                                    Termination of Service.  Except as otherwise provided by Section 7(d) or in the applicable Award Agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant.  A SAR shall cease to become exercisable upon a Termination of Service of the holder thereof.  Notwithstanding the foregoing provisions of this Section 7(j) to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in Section 6(e) (in the case of Tandem SARs) or in Section 7(d) (in the case of Freestanding SARs). The provisions of Section 6(h) shall apply to any SAR upon and after the Termination of Service of the Participant holding such SAR, except that in the case of any Freestanding SAR, the reference to Section 6(e) therein shall be deemed a reference to Section 7(d).

8.     Restricted Stock and Restricted Stock Units.

(a)                                 Awards of Restricted Stock and Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.  Awards of Restricted Stock may be made with or without the requirement of a cash payment from the Participant to whom such Award is made in exchange for, or as a condition precedent to, the completion of such Award and the issuance of Shares of Restricted Stock, and any such required cash payment shall be set forth in the applicable Award Agreement. Subject to the terms and conditions of this Section 8 and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8(f), the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Section 8 or the applicable Award Agreement or as determined by the Committee.

(b)                                 Award Agreement.  Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

(c)                                  Nontransferability of Restricted Stock.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

(d)                                 Period of Restriction and Other Restrictions.  The Period of Restriction applicable to an Award of Restricted Stock or Restricted Stock Units shall lapse based on a Participant’s continuing service or employment with the Company or an Affiliate, the achievement of Performance Goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

(e)                                  Delivery of Shares and Settlement of Restricted Stock Units.  Upon the expiration of the Period of Restriction with respect to any Shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in such Award Agreement.  If applicable stock certificates are held by the Secretary of the Company or an escrow holder, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the Shares of Restricted Stock that have not then been forfeited and with respect to which the Period of Restriction has expired.  Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Period of Restriction with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Shares beyond the expiration of the Period of Restriction.  If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of such Shares as of the date on which the Period of Restriction lapsed with respect to such Restricted Stock Units, less applicable tax withholdings in accordance with Section 17.

(f)                                   Forms of Restricted Stock Awards.  Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates shall bear an appropriate legend, and, if the Committee determines that the Shares of Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending expiration of the Period of Restriction, the Committee may require the Participant to additionally execute and deliver to the Company:  (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) an appropriate stock power (endorsed in blank) with respect to such Shares of Restricted Stock.  The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence.  The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed.  The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award.  Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner.  The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8(f), shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

(g)                                  Rights as a Stockholder.

(i) Restricted Stock.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement.  The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Award Agreement, in the event of (A) any adjustment as provided in Section 4(e), or (B) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.  Accordingly, unless determined otherwise by the Committee and set forth in the Award Agreement, any cash dividends credited to a Participant with respect to any Shares during the Period of Restriction shall be forfeited if the underlying Shares are forfeited.

(ii) Restricted Stock Units.  A Participant receiving Restricted Stock Units shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon expiration of the Period of Restriction and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

(h)                                 Termination of Employment or Service.  Except as otherwise provided in this Section 8(h), during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination of Service or the failure to meet or satisfy any applicable Performance Goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement.  Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock, then subject to the Period of Restriction, following such Participant’s Termination of Service.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination of Service.

9.     Other Stock-Based Awards.

(a)                                 Other Stock-Based Awards.  The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts and subject to such terms and conditions, as the Committee shall determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals related to the completion of service by the Participant or the achievement of Performance Goals, as determined by the Committee at the time of grant. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(b)                                 Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. Any Performance Goals established by the Committee shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such Performance Goals are met.

(c)                                  Payment of Other Stock-Based Awards.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

(d)                                 Rights as a Stockholder.  A Participant receiving an Other Stock-Based Award shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.  Except as otherwise provided in Section 4(e), no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered.

(e)                                  Termination of Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service.

10.     Dividend Equivalents.  Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award.  The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 21(d).  Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Grant Date of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee.  Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee. Notwithstanding the foregoing, in no event will dividend rights with respect to any Award subject to the satisfaction of performance goals be payable prior to the satisfaction of such performance goals.

11.     Cash-Based Awards.

(a)                                 Grant of Cash-Based Awards.  Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan.  The maximum dollar limit for cash-based Awards that may be granted under the Plan to any one individual in any one fiscal year may not exceed $1,500,000. A Cash-Based Award entitles the Participant who receives such Award to receive a payment in cash upon the attainment of applicable Performance Goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which shall be set forth in the Award Agreement.  The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(b)                                 Earning and Payment of Cash-Based Awards.  Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of Performance Goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change in Control, as the Committee shall determine, either at or after the Grant Date.  The Committee shall determine the extent to which any applicable Performance Goals and/or other terms and conditions of a Cash-Based Award are attained or not attained following conclusion of the applicable performance period.  The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award.  Payment of earned Cash-Based Awards shall be as determined by the Committee and set forth in the Award Agreement.

(c)                                  Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain a Cash-Based Award following such Participant’s Termination of Service.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service.

12.     Performance Compensation Awards.

(a)                                 Generally.  The Committee shall have authority, at the time of grant of any Award under Sections 8, 9 and 11 of the Plan to designate such Award as a Performance Compensation Award.  A Performance Compensation Award is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.  In the event that the Committee determines, in its discretion, to grant Awards that are not designated as Performance Compensation Awards, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may, in its discretion, base earning of such Awards on performance measures other than those set forth in Section 12(c).

(b)                                 Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have discretion to select the length of such Performance Period, the type or types of Performance Compensation Awards to be issued, the Performance Measure or Performance Measures that will be used to establish the Performance Goal or Performance Goals, the kinds and/or levels of the Performance Goal or Performance Goals that is or are to apply and the Performance Formula.  Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)                                  Performance Measures.  The Performance Measures that shall be used to establish the Performance Goals shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and shall include the following: (i) net earnings or net income (before or after interest, taxes and/or other adjustments); (ii) basic or diluted earnings per share (before or after interest, taxes and/or other adjustments); (iii) book value per share; (iv) net revenue or revenue growth; (v) net interest margin; (vi) operating profit (before or after taxes); (vii) profit growth; (viii) profit-related return ratios; (ix) return on assets, equity, capital, revenue, investment or similar measure; (x) cash flow (including operating cash flow and free cash flow); (xi) share price (including growth measures and total shareholder return); (xii) working capital; (xiii) expense targets; (xiv) margins; (xv) operating efficiency; (xvi) measures of economic value added; (xvii) asset quality; (xviii) asset growth; (xix) employee retention; (xx) attainment of strategic or operational initiatives; (xxi) enterprise value; (xxii) dividend payout ratios; (xxiii) dividend yield; (xxiv) market share, mergers, acquisitions, or sales of assets; (xxv) revenue per employee;  (xxvi) employee satisfaction/engagement; (xxvii) customer satisfaction; or (xviii) any combination of the foregoing.  Any one or more of the Performance Measures may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may determine in its discretion, or any of the above Performance Measures may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its discretion, determines, or as compared to various stock market indices.  To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the relevant Performance Measures and Performance Goals it selects to use for such Performance Period and thereafter communicate such Performance Measures and Performance Goals to the Participant.

(d)                                 Modification of Performance Goals.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such alterations, the Committee shall have discretion to make such alterations without obtaining stockholder approval.  The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in its discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) the cumulative effect of changes in accounting principles; (vi) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto); (vii) acquisitions, divestitures or discontinued operations; (viii) gains or losses on refinancing or extinguishment of debt; (ix) foreign exchange gains and losses; (x) a change in the Company’s fiscal year; (xi) any other specific unusual events, or objectively determinable category thereof and (xii) any other specific nonrecurring events, or objectively determinable category thereof.

(e)                                  Payment of Performance Compensation Awards.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Goals for such Award are achieved and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Award has been earned for the Performance Period.  After the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for such Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, the Committee may use negative discretion, consistent with Section 162(m), to eliminate or reduce, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.  The Committee shall not have discretion to (i) waive the achievement of Performance Goals applicable to any Performance Compensation Award, except in the case of the Participant’s death, disability or a Change in Control or (ii) increase a Performance Compensation Award above the applicable share limits set forth in the Plan, except as otherwise provided herein.

13.     Transferability Of Awards; Beneficiary Designation.

(a)                                 Transferability of Incentive Stock Options.  No Incentive Stock Option or Tandem SAR granted in connection with an Incentive Stock Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 13(c). Further, all Incentive Stock Options and Tandem SARs granted in connection with Incentive Stock Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

(b)                                 Except as otherwise provided in Section 8(e) or Section 13(c) or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Period of Restriction; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the stockholders of the Company.  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.  In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.  Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 13(b) shall be void and unenforceable against the Company.  All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

(c)                                  Beneficiary Designation.  Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

14.     Rights of Participants.

(a)                                 Rights or Claims.  No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan.  The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award.  Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(i)                             Give any Eligible Individual the right to be retained in the employment or service of the Company and/or an Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(ii)                          Restrict in any way the right of the Company and/or an Affiliate to terminate, change or modify any Eligible Individual’s employment or service at any time with or without Cause;

(iii)                       Confer on any Eligible Individual any right of continued relationship with the Company and/or an Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with an Eligible Individual;

(iv)                      Constitute a contract of employment or service between the Company or any Affiliate and any Eligible Individual, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate;

(v)                         Give any Eligible Individual the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or an Affiliate, nor be construed as limiting in any way the right of the Company and/or an Affiliate to determine, in its sole discretion, whether or not it shall pay any Eligible Individual bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(vi)                      Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

(b)                                 Adoption of the Plan.  The adoption of the Plan shall not be deemed to give any Eligible Individual or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

(c)                                  Vesting.  Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the Grant Date thereof shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, expressly determine otherwise.

(d)                                 No Effects on Benefits; No Damages.  Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, policies, programs, arrangements or otherwise.  A Participant shall, by participating in the Plan, waive any and all rights to compensation or damages in consequence of Termination of Service of such Participant for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from such Participant ceasing to have rights under the Plan as a result of such Termination of Service, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation.  No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

(e)                                  One or More Types of Awards.  A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

15.     Change In Control.

(a)                                 Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may, in its discretion, provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(i)                                     any outstanding Option, SAR or other Award (as applicable) that is not then exercisable shall immediately become exercisable as to all or any portion of the Shares covered thereby as of a time prior to the Change in Control;

(ii)                                  all or any portion of the restrictions applicable to any outstanding Award (including the Period of Restriction applicable to any outstanding Shares of Restricted Stock or Restricted Stock Units) shall immediately lapse as of a time prior to the Change in Control (including a waiver of any applicable performance goals);

(iii)                               Performance periods in effect on the date the Change in Control occurs shall end on such date, and (A) determine the extent to which the performance goals or other performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the Participant to receive partial or full payment of Awards for each such performance period based upon the Committee’s determination of the degree of attainment of the performance goals or other performance goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee;

(iv)                              Awards previously deferred shall be settled in full as soon as practicable;

(v)                                 any outstanding Awards shall be adjusted, substituted, converted, settled and/or terminated as the Committee, in its discretion, deems appropriate and consistent with the Plan’s purposes; and

(vi)                              with respect to any Options having a per Share exercise price equal to, or in excess of, the Fair Market Value of a Share, such Options shall be canceled and terminated without any payment or consideration therefor.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (i) through (v) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Stock subject to their Awards.

(b)                                 No Implied Rights; Other Limitations.  No Participant shall have any right to prevent the consummation of any of the acts described in Section 4(e) or this Section 15 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award.  Any actions or determinations of the Committee under this Section 15 need not be uniform as to all outstanding Awards, nor treat all Participants identically.  Notwithstanding the foregoing provisions of this Section 15, the Committee shall determine the adjustments provided in this Section 15 subject to Section 17(g)(vi), after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options, and in no event may any Incentive Stock Option be exercised after ten (10) years from the Grant Date thereof.

16.     Amendment and Termination.

(a)                                 Amendment and Termination of the Plan.  The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise, but no such amendment, alteration, suspension or termination of the Plan shall be made which would materially impair the previously accrued rights of any Participant with respect to a previously granted Award without such Participant’s consent, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules; provided, however, that in any case, the Plan will terminate as provided in Section 1(c).  Unless otherwise determined by the Board, shareholder approval of any amendment, alteration, suspension or termination will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines that it is appropriate for Awards granted under the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, no amendment that would require shareholder approval in order for amounts paid pursuant to the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code will be effective without the approval of the shareholders of the Company as required by Section 162(m) of the Code and, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require shareholder approval under Section 422 of the Code will be effective without the approval of the shareholders of the Company.

(b)                                 Amendment of Awards.  Subject to the immediately following sentence, the Committee may unilaterally amend or alter the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall cause an Award to be inconsistent with the terms and conditions of the Plan or materially impair the previously accrued rights of the Participant to whom such Award was granted with respect to such Award without his or her consent, except such an amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules.  Except in connection with a corporate transaction involving the Company or as provided in Section 4(e) or as approved by the Company’s stockholders, during any period that the Company is subject to the reporting requirements of the Exchange Act, the terms of an outstanding Option or SAR may not be amended to reduce the Option Price or Grant Price thereof, an outstanding Option or SAR may not be cancelled in exchange for cash, the granting of an Option or SAR to the Participant at a lower Option Price or Grant Price, or the granting to the Participant another Award of a different type, and no Option or SAR shall otherwise be subject to any action that is considered a “repricing” for purposes of the stockholder approval rules of the Applicable Exchange, without the approval of the Company’s shareholders.

(c)                                  Awards After Termination of Plan. All Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements and provided further that no Awards (other than an Option or SAR) that are intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the five-year anniversary of the shareholder approval of the Plan unless the Performance Goals are reapproved (or other designated performance goals are approved) by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Performance Goals.

17.     Tax Withholding and Other Tax Matters.

(a)                                 Tax Withholding.  The Company and/or any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for federal, state, local, or non-U.S. tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or non-U.S. taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount.  The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

(b)                                 Withholding or Tendering Shares.  Without limiting the generality of Section 17(a), subject to any applicable laws, a Participant may (unless disallowed by the Committee) elect to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by:  (i) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Shares already owned by such Participant (or by such Participant and his or her spouse jointly) and either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise or payment (or which meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to satisfy such tax obligations), based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee.  All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.  The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

(c)                                  Restrictions.  The satisfaction of tax obligations pursuant to this Section 17 shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

(d)                                 Special Incentive Stock Option Obligations.  The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an Incentive Stock Option within:  (i) two (2) years from the Grant Date such Incentive Stock Option to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine.  The Committee may direct that a Participant with respect to an Incentive Stock Option undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an Incentive Stock Option refer to such requirement to give such notice.

(e)                                  Section 83(b) Election.  If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing such election with the Internal Revenue Service.  Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

(f)                                   No Guarantee of Favorable Tax Treatment.  Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law.  The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(g)                                  Nonqualified Deferred Compensation.

(i)                             It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in paragraph (ii) of this Section 17(g), and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.

(ii)                          The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

(iii)                       The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

(iv)                      No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

(v)                         The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A.  If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company.  If, notwithstanding the foregoing provisions of this Section 17(g)(v), any provision of the Plan or any Award Agreement would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall reform such provision in a manner intended to avoid the incurrence by such Participant of any such additional tax or interest; provided that the Company shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

(vi)                      Notwithstanding the provisions of Section 4(e) to the contrary, (1) any adjustments made pursuant to Section 4(e) to Awards that are considered “deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (2) any adjustments made pursuant to Section 4(e) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (3) in any event, neither the Committee nor the Board shall have any authority to make any adjustments, substitutions or changes pursuant to Section 4(e) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date thereof to be subject to Section 409A of the Code.

(vii)                   If any Award is subject to Section 409A of the Code, the provisions of Section 15 shall be applicable to such Award only to the extent specifically provided in the Award Agreement and permitted pursuant to paragraph (ii) of this Section 17(g).

(viii)                Notwithstanding any other provision in the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award, if any Participant is a “specified employee,” within the meaning of Section 409A of the Code, as of the date of his or her “separation from service” (as defined under Section 409A of the Code), then, to the extent required by Treasury Regulation Section 1.409A-3(i)(2) (or any successor provision), any payment made to such Participant on account of his or her separation from service shall not be made before a date that is six months after the date of his or her separation from service.  The Committee may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii) (or any successor provision).

18.     Limits Of Liability; Indemnification.

(a)                                 Limits of Liability.  Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(i)                             None of the Company, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(ii)                          Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.  Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(iii)                       The Company shall not be liable to a Participant or any other person as to:  (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award, or (iii) any tax, interest, or penalties any Participant or other person might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(b)                                 Indemnification.  Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 (each such person, a “Covered Person”), shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

19.     Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

20.     Forfeiture / Clawback.  The Committee may, in its discretion, specify in an Award Agreement or a policy that will be deemed incorporated into an Award Agreement by reference (regardless of whether such policy is established before or after the date of such Award Agreement), that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting, restrictions or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Service with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

21.     Miscellaneous.

(a)                                 Drafting Context; Captions.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.  The words “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.  The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

(b)                                 Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c)                                  Exercise and Payment of Awards.  An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate Notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Section 17, in accordance with the Plan and such Participant’s Award Agreement.

(d)                                 Deferrals.  Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Affiliate specified by the Committee for such purpose.

(e)                                  No Effect on Other Plans.  Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(f)                                   Section 16 of Exchange Act and Section 162(m) of the Code.  The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act.  Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16(b) of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of the Plan or an Award Agreement, any Performance Compensation Award shall be subject to any applicable limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder (including any amendment to the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Code Section 162(m)(4)(C), and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements and no action of the Committee that would cause such Award not to so qualify shall be effective.

(g)                                  Requirements of Law; Limitations on Awards.

(i)                             The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(ii)                          If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(iii)                       If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iv)                      Upon termination of any period of suspension under this Section 21(g), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(v)                         The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe.  The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate.  Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(vi)                      An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h)                                 Participants Deemed to Accept Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

(i)                                     Non-Uniform Determinations. The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.

(j)                                    Governing Law.  Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related Plan and Award provisions, which shall be construed, under the laws of the State of Delaware, the Plan and each Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(k)                                 Plan Unfunded.  The Plan shall be an unfunded plan for incentive compensation.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award.  Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company. With respect to any payments not yet made to any person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give such person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the payment any amounts as they come due under the Plan.  Neither the Participant nor the Participant’s duly-authorized transferee or beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company or any Affiliate.

(l)                                     Administration Costs.  The Company and its Subsidiaries shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

(m)                             Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

(n)                                 No Fractional Shares.  An Option or other Award shall not be exercisable with respect to a fractional Share or the full number of Shares then subject to the Option or other Award.  No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.

(o)                                 Affiliate Eligible Individuals.  In the case of a grant of an Award to any Eligible Individual of an Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to such Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Affiliate will transfer such Shares to such Eligible Individual in accordance with the terms and conditions of such Award and those of the Plan.  The Committee may also adopt procedures regarding treatment of any Shares so transferred to an Affiliate that are subsequently forfeited or canceled.

(p)                                 Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan.  The Company may share such information with any Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Affiliate or any division respectively thereof.

(q)                                 Right of Offset.  The Company and the Affiliates shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including, without limitation, travel and entertainment advance balances, loans, tax withholding amounts paid by the employer, repayment obligations under any Awards, or amounts repayable to the Company or any Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement, in each case to the extent permitted by applicable law and not in violation of Code Section 409A.

(r)                                    Participants Based Outside of the United States.  The Committee may grant awards to Eligible Individuals who are non-United States nationals, or who reside outside the United States or who are not compensated from a payroll maintained in the United States or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and comply with such legal or regulatory provisions, and, in furtherance of such purposes, the Committee may make or establish such modifications, amendments, procedures or subplans as may be necessary or advisable to comply with such legal or regulatory requirements (including to maximize tax efficiency). To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States, or both, and grant Awards (or amend existing Awards) in accordance with those rules.

(s)                                   Waiver of Claims. Each Participant of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under such Award.  Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

(t)                                    No Third Party Beneficiaries. Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and a Participant any rights or remedies thereunder.  The indemnification provisions of Section 18(b) will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

(u)                                 Waiver of Jury Trial.  EACH PARTICIPANT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.